SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0001084717	93-1269184
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue Eugene, Oregon (Address of principal executive offices)	97401 (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Item 5. Other Events

On April 15, 2003, Pacific Continental Corporation (the “Company”) issued a press release announcing earnings for the first quarter ended March 31, 2003.

A press release is attached as an exhibit to this Form 8-K.

(b) Exhibits.

99.	Press Release dated April 15, 2003 announcing earnings for the first quarter ended March 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2003

PACIFIC CONTINENTAL CORPORATION

By:	/s/ MICHAEL A. REYNOLDS
Michael A. Reynolds Senior Vice President and Chief Financial Officer

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